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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               SEPTEMBER 15, 1994


                           NOBLE DRILLING CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                          0-13857                  73-0374541
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)



            10370 Richmond Avenue, Suite 400, Houston, Texas  77042
                (Address of principal executive offices)    (Zip Code)



              Registrant's telephone number, including area code:

                                 (713) 974-3131
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Item 1.  Acquisition or Disposition of Assets.

         On September 15, 1994, Chiles Offshore Corporation ("Chiles"), a Delaware corporation, merged (the "Merger") with and into Noble Offshore Corporation ("Company Sub"), a Delaware corporation and a wholly-owned subsidiary of Noble Drilling Corporation ("Noble Drilling"), a Delaware corporation, pursuant to the terms of the Agreement and Plan of Merger dated June 13, 1994 (the "Merger Agreement") among Noble Drilling, Chiles, and Company Sub. The Merger was consummated by filing with the Secretary of State of Delaware on September 15, 1994 a certificate of merger under the General Corporation Law of the State of Delaware, which certificate of merger specified that the effective time of the merger was 11:59 p.m., E.D.S.T. As used herein, unless otherwise required by the context, the term "Company" means Noble Drilling and its consolidated subsidiaries.

         Pursuant to the Merger Agreement and as a result of the Merger: (i) the separate corporate existence of Chiles ceased, and all of the properties, rights, privileges, powers, and franchises of Chiles vested in Company Sub, which is the surviving corporation in the Merger, and all of the debts, liabilities, and duties of Chiles attached to Company Sub; (ii) each share of Common Stock of Chiles, par value $.01 per share ("Chiles Common Stock"), outstanding immediately prior to the effective time of the Merger was converted into the right to receive 0.75 of a share of Common Stock of Noble Drilling, par value $.10 per share ("Noble Common Stock"); and (iii) each share of $1.50 Convertible Preferred Stock of Chiles, par value $1.00 per share ("Chiles Preferred Stock"), outstanding immediately prior to the effective time of the Merger was converted into the right to receive one share of a new series of $1.50 Convertible Preferred Stock of Noble Drilling, par value $1.00 per share ("Noble $1.50 Preferred Stock"), having substantially the same rights, privileges, preferences, and voting power as the Chiles Preferred Stock. The exchange ratios were determined pursuant to arms'-length negotiations between the Company and Chiles.

         Pursuant to the Merger Agreement, Noble Drilling will issue in exchange for shares of Chiles Common Stock and Chiles Preferred Stock up to approximately 28,599,000 shares of Noble Common Stock (plus cash in lieu of fractional shares) and 4,025,000 shares of Noble $1.50 Preferred Stock. In addition, on September 15, 1994, Noble Drilling issued an additional 480,000 shares of Noble Common Stock in exchange for the cancellation of Chiles' stock options pursuant to the Merger Agreement.

         Chiles was engaged in the drilling and workover of offshore oil and gas wells on a contract basis for major and independent oil and gas companies. The assets acquired by the Company pursuant to the Merger principally consist of a fleet of 13 offshore jackup drilling rigs, 11 of which are located in the U.S. Gulf of Mexico and two of which are located offshore Nigeria, cash and cash equivalents, marketable securities, and other securities classified as "investments." The Company will use such 13 offshore jackup drilling rigs to expand its fleet to a total of 44 mobile offshore drilling units.





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         The newly issued shares of Noble $1.50 Preferred Stock (NASDAQ/NMS:
NDCOO) commenced eligibility for trading on September 16, 1994 in the NASDAQ National Market System, "ex-dividend" in respect of the $0.375 per share dividend for the quarter ending September 30, 1994.

         For additional information regarding the Merger, see the sections captioned: (i) "The Merger -- Effects of the Merger," (ii) "The Merger -- Interests of Certain Persons in the Merger," and (iii) "Certain Provisions of the Merger Agreement -- Conversion of Shares; Procedure for Exchange of Certificates; Fractional Shares," which appear on pages 17-18, 34-35, and 36-37, respectively, of the Joint Proxy Statement/Prospectus of Noble Drilling and Chiles dated August 12, 1994 (the "Prospectus"), and which sections are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

                 The financial statements required by this item of Form 8-K have been previously reported (within the meaning thereof as defined in Rule 12b-2) by Noble Drilling in the Prospectus and are accordingly not included herein in reliance on General Instruction B.3 to Form 8-K.

         (b)     Pro Forma Financial Information.

                 The pro forma financial information required by this item of Form 8-K has been previously reported (within the meaning thereof as defined in Rule 12b-2) by Noble Drilling in the Prospectus and is accordingly not included herein in reliance on General Instruction B.3 to Form 8-K.

         (c)     Exhibits.

               Exhibit 2.1 -  Agreement and Plan of Merger dated June 13,
                              1994 among Noble Drilling, Chiles, and Company Sub (filed as Appendix I to the Prospectus and incorporated herein by reference).

               Exhibit 99.1 - Sections captioned (i) "The Merger --Effects of the Merger," (ii) "The Merger -- Interests of Certain Persons in the Merger," and (iii) "Certain Provisions of the Merger Agreement -- Conversion of Shares; Procedure for Exchange of Certificates; Fractional Shares," which appear on pages 17-18, 34-35, and 36-37, respectively, of the Prospectus.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 23, 1994               NOBLE DRILLING CORPORATION


                                        By: /s/ Byron L. Welliver
                                            Byron L. Welliver, Senior Vice
                                            President-Finance, Treasurer and
                                            Controller





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                               INDEX TO EXHIBITS


 Exhibit                                                                         Sequentially
 Number                                  Exhibit                                Numbered Page
 -------             ----------------------------------------------             -------------
 2.1 -               Agreement and  Plan of Merger dated June 13,
                     1994 among Noble Drilling, Chiles, and Company
                     Sub (filed as Appendix I to the Prospectus and
                     incorporated herein by reference).

 99.1 -              Sections captioned (i) "The Merger -- Effects                    6
                     of the Merger," (ii) "The Merger -- Interests
                     of Certain Persons in the Merger," and (iii)
                     "Certain Provisions of the Merger Agreement --
                     Conversion of Shares; Procedure for Exchange
                     of Certificates; Fractional Shares," which
                     appear on pages 17-18, 34-35, and 36-37,
                     respectively, of the Prospectus.